SlipDoctors
LEADERS IN FLOOR SAFETY

# EXCLUSIVE MASTER DISTRIBUTOR

## G-MES INTERNATIONAL PTE LTD

This letter will certify that ***G-MES INTERNATIONAL PTE LTD ("G-MES")*** is Slipdoctors' Exclusive Master Distributor for the country of Singapore. Additional territories listed below may be added pending signed Agreement:

- China
- Hong Kong
- Japan
- Korea
- South East Asia Region

This exclusivity is valid from the date of this letter and expires on the last day of June, 2019.

Greg Cohen
President

Date: 22 June 2016